EATON VANCE TABS 5-to-15 YEAR LADDERED MUNICIPAL BOND NEXTSHARES

Supplement to Summary Prospectus dated June 1, 2019 and Prospectus dated June 1, 2019

The Fund is managed by Eaton Vance Management (“EVM”), a wholly-owned subsidiary of Eaton Vance Corp. (“EVC”). Members of EVM’s Tax Advantaged Bond Strategies (“TABS”) division are portfolio managers of the Fund. In connection with a strategic initiative being implemented by EVC, members of EVM’s TABS division will join Parametric Portfolio Associates LLC (“Parametric”). Parametric is an indirect wholly-owned subsidiary of EVC. The TABS division will continue to operate from their current offices in New York and there will be no changes to the manner in which they conduct portfolio management activities for the Fund in connection with the foregoing changes.

In connection with the foregoing, the Board of Trustees of the Fund has approved EVM’s delegation of the day-to-day investment management of the Fund to Parametric effective January 15, 2020. On such date, Parametric will become sub-adviser of the Fund. Accordingly, the following changes are effective January 15, 2020:

1.  References to “investment adviser”, with respect to the day-to-day management of the Fund or Portfolio, including implementation of the Fund or Portfolio’s investment strategies shall mean Parametric. Additionally, references to “investment adviser” with respect to any expense reimbursement shall also include “sub-adviser”.

2.  The following replaces “Management” under “Fund Summary”:

Management

Investment Adviser. Eaton Vance Management (“Eaton Vance”) serves as investment adviser to the Fund. Boston Management and Research (“BMR”) serves as investment adviser to the Portfolio(s).

Investment Sub-Adviser. Parametric Portfolio Associates LLC (“Parametric”) serves as investment sub-adviser to the Fund and Portfolio(s).

Portfolio Managers

The portfolio managers of the Fund and Portfolio are part of Parametric’s Tax-Advantaged Bond Strategies (“TABS”) division.

James H. Evans, (lead portfolio manager) Chief Investment Officer, Fixed Income of Parametric, has managed the Fund and the Portfolio since their inception in March 2016.

Brian C. Barney, Managing Director, Institutional Portfolio Management of Parametric, has managed the Fund and the Portfolio since their inception in March 2016.

Christopher J. Harshman, Director, Portfolio Management of Parametric, has managed the Fund and the Portfolio since their inception in March 2016.

3.  The following replaces the third paragraph under “Management and Organization”:

Pursuant to investment sub-advisory agreements, Eaton Vance has delegated the investment management of the Fund and BMR has delegated investment management of the Portfolio to Parametric, an indirect wholly–owned subsidiary of Eaton Vance Corp., with offices at 800 Fifth Avenue, Suite 2800, Seattle, WA 98104. Eaton Vance and BMR pay Parametric a portion of the advisory fee for sub-advisory services provided to the Fund and Portfolio, respectively.

The Fund’s semiannual report covering the fiscal period ending July 31 provides information regarding the basis for the Trustees’ approval of the Fund’s investment advisory and administrative agreement and the Portfolio’s investment advisory agreement. The Fund’s annual report covering the fiscal period ended January 31 will provide information regarding the basis for the Trustees’ approval of the Fund’s and the Portfolio’s investment sub-advisory agreements.

4.  The following replaces the eighth paragraph under “Management and Organization”:

The Fund is managed by members of Parametric’s Tax-Advantaged Bond Strategies division (“TABS”) led by James H. Evans. James H. Evans, Brian C. Barney and Chrstopher J. Harshman have served as portfolio managers of the Fund and Portfolio since each commenced operations in March 2016. Mr. Evans is Chief Investment Officer, Fixed Income of Parametric and has been employed by the Eaton Vance organization for more than five years. Mr. Barney is a Managing Director, Institutional Portfolio Management of Parametric. Mr. Harshman is a Director, Portfolio Management of Parametric. Mr. Barney and Mr. Harshman have each been employed by the Eaton Vance organization for more than five years.

December 13, 2019	34046 12.13.19